UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CYCLO THERAPEUTICS, INC.
(Name of Registrant as Specified in Its Charter)

________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 24, 2021

Dear Stockholders of Cyclo Therapeutic, Inc.:

We are pleased to invite you to attend our 2021 Annual Meeting of Stockholders to be held on June 24, 2021, at 10:00 a.m. Eastern Daylight Time at our principal offices located at 6714 NW 16th Street, Suite B, Gainesville, Florida 32653 (the “Annual Meeting”). The Annual Meeting is being held for the following purposes:

1.	To elect seven directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To approve an amendment to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares;

3.	To approve the Company’s 2021 Equity Incentive Plan;

4.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

5.	To vote, on a nonbinding advisory basis, on the preferred frequency of holding an advisory vote on executive compensation;

6.	To ratify the appointment of WithumSmith+Brown, PC., as our independent registered public accountants for the fiscal year ending December 31, 2021; and

7.	To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

In light of the serious nature and health risks from the spreading of COVID-19 in public gatherings, please note the following with respect to the Annual Meeting:

●	We plan to impose social distancing, non-stockholder attendance limitations and other safety protocols in accordance with federal, state and local guidance.

●	We will not be serving refreshments at the Annual Meeting.

●	We do not intend to have a presentation concerning our 2020 results or 2021 outlook.

●	We expect that the official business meeting will last no more than 15-20 minutes.

Our Board of Directors has fixed the close of business on April 26, 2021 as the record date for the Annual Meeting. Only stockholders of record as of April 26, 2021 may vote at the Annual Meeting or any postponements or adjournments of the meeting. This notice of annual meeting, proxy statement, and form of proxy are being made available on or about April 30, 2021.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we would like for your shares to be represented. Please vote as soon as possible via the Internet, telephone, or mail.

Sincerely,
N. Scott Fine Chief Executive Officer

April 30, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting To Be Held on June 24, 2021: This Proxy Statement, along with the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, is available at the following website: www.proxyvote.com.

PROXY STATEMENT

CYCLO THERAPEUTICS, INC.

2021 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 24, 2021

PROXY STATEMENT
FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. Eastern Standard Time on June 24, 2021

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the 2021 annual meeting of stockholders of Cyclo Therapeutics, Inc., a Nevada corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on June 24, 2021 at 10:00 a.m. Eastern Daylight Time at our principal offices located at 6714 NW 16th Street, Suite B, Gainesville, Florida 32653. References in this Proxy Statement to “we,” “us,” “our,” the “Company” or “Cyclo Therapeutics” refer to Cyclo Therapeutics, Inc.

The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report is first being mailed on or about May 3, 2021 to all stockholders entitled to vote at the Annual Meeting.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:         What is included in the proxy materials?

A:          The proxy materials include this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on March 12, 2021 (the “Annual Report”). These materials were first made available to you via the Internet on or about May 3, 2021.

Q:         Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:          In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and the Annual Report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about May 3, 2021 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials via the Internet to help reduce the environmental impact of our annual meetings of stockholders.

Q:         What items will be voted on at the Annual Meeting?

A:          Stockholders will vote on the following items at the Annual Meeting:

●	Election of seven director nominees named in this proxy statement;

●	Approval of an amendment to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares;

●	Approval of the Company’s 2021 Equity Incentive Plan;

●	Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the rules of the SEC;

●	Advisory indication of the preferred frequency of holding a stockholder advisory vote on the compensation of our named executive officers;

●	Ratification of the selection of WithumSmith+Brown, PC, as our independent registered public accounting firm for the year ended December 31, 2021; and

●	Such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Q:          How does the Board of Directors recommend I vote on these proposals?

A:          The Board of Directors unanimously recommends that the stockholders vote:

●	FOR the election of the seven nominated directors;

●	FOR the proposal to approve an amendment to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares;

●	FOR the approval of the Company’s 2021 Equity Incentive Plan;

●	FOR the proposal to approve the compensation of our named executive officers;

●	FOR the recommendation to approve a one-year frequency for holding an advisory vote on the compensation of our named executive officers; and

●	FOR the ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2021.

With respect to any other matter that properly comes before the Meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:          Who may vote at the Annual Meeting?

A:          Stockholders of record as of the close of business on April 26, 2021 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were 6,358,952 shares of our Common Stock issued and outstanding, held by 171 holders of record. Each share of our Common Stock is entitled to one (1) vote on each matter.

Q:          What is the voting requirement to approve each of the proposals?

A:          The affirmative vote of a plurality of the votes cast at the Annual Meeting by stockholders entitled to vote thereon is required for the election of directors; only votes “FOR” or “WITHHELD” will affect the outcome. A plurality vote means that the directors who receive the most votes in an election, though not necessarily a majority, will be elected.

For approval of Proposal No. 2 to approve an amendment to our Articles of Incorporation increasing the number of our authorized shares of Common Stock, the affirmative vote from holders of a majority of the shares outstanding will be required.

For Proposal No. 3 concerning the approval of our 2021 Equity Incentive Plan, Proposal No. 4 concerning executive compensation and Proposal No. 6 to ratify the selection of WithumSmith+Brown, PC, and any proposal to adjourn the Meeting or other matters that may properly come before the Meeting, the affirmative vote from holders of a majority of the shares present and entitled to vote thereon either in person or represented by proxy at the Annual Meeting will be required.

For Proposal No. 5 concerning the preferred frequency of an advisory vote concerning executive compensation, the frequency receiving the highest number of affirmative votes cast by stockholders entitled to vote thereon and who are present in person or represented by proxy at the Annual Meeting will be considered the frequency preferred by the stockholders.

For Proposals 2, 3, 4, 5 and 6 a properly marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining the number of shares represented and entitled to vote in person or by proxy at the Meeting for purposes of determining the presence of a quorum. Accordingly, an abstention will have the effective of a negative vote with respect to Proposal 2, but will not affect any other proposal.

Q:          How many shares must be present or represented to conduct business at the Annual Meeting?

A:          At the Annual Meeting, the presence in person or by proxy of a majority of the aggregate voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or attend the Annual Meeting, your shares of Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Q:          If I am a stockholder of record, how do I vote?

A:          If you are a stockholder of record, there are four ways to vote:

●

At the Annual Meeting. You may vote in person at the Annual Meeting if you are the record owner of the shares to be voted. You can also vote in person at the Annual Meeting if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.

●	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided. If you vote by mail, your proxy card must be received by June 23, 2021.

Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time (8:59 p.m. Eastern Daylight Time) on June 23, 2021.

Q:          If I am a beneficial owner of shares held in street name, how do I vote?

A:          If you are a beneficial owner of shares held in street name, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee. Please follow their instructions carefully. Street name stockholders generally may vote by one of the following methods:

●

At the Annual Meeting. If you wish to vote at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy to you by your broker, bank, trustee, or other nominee.

●	Via the Internet. You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee, or other nominee.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form provided to you by your broker, bank, trustee, or other nominee.

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee, or other nominee.

Q:         What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:          Stockholder of Record. If your shares are registered directly in your name with our transfer agent, vStock Transfer, LLC, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by us.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q:          How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:          Brokerage firms and other intermediaries holding shares of our Common Stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on proposal five, the proposal to ratify the appointment of WithumSmith+Brown, PC, as our independent registered public accounting firm. Your broker will not have discretion to vote on our other proposals, all of which are “non-routine” matters, absent direction from you, resulting in broker non-votes.

Q:          Can I change my vote or revoke my proxy?

A:          You may change your vote or revoke your proxy at any time prior to the taking of the vote at the Annual Meeting.

If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to our Corporate Secretary at Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, FL 32653 prior to your shares being voted, or (3) attending the Annual Meeting and voting at the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting.

For shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting during the meeting.

Q:          If I submit a proxy, how will it be voted?

A:          When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:          How are proxies solicited for the Annual Meeting?

A:          Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We may, on request, reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our Common Stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Q:          What should I do if I get more than one proxy or voting instruction card?

A:         Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards, or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials or one Notice. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are counted.

Q:          I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:          The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or us that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, or (2) direct your written request to: Corporate Secretary, Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, FL 32653. Stockholders who receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:          Where can I find the voting results of the Annual Meeting?

A:          We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

Q:          What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A:          Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2022 Annual Meeting of Stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 30, 2021. If we hold our 2021 Annual Meeting of Stockholders more than 30 days before or after June 24, 2022 (the one-year anniversary date of the 2021 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholders proposals must be received in a press release or under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or a Current Report on Form 8-K. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Proposals should be addressed to:	Cyclo Therapeutics, Inc. Attn: Corporate Secretary 6714 NW 16th Street, Suite B, Gainesville, FL 32653

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Executive Officers and Directors

The following table sets forth the names, ages and positions of our executive officers, directors, and director nominees (ages as of April 26, 2021):

Name	Age	Positions and Offices With Registrant	Year First Became Director

N. Scott Fine	64	Director, Chief Executive Officer	2014
Jeffrey L. Tate, Ph.D.	63	Director, Chief Operating Officer	2010
C.E. Rick Strattan (2)	75	Director	1990
Markus W. Sieger (1) (3)	55	Director and Chairman of the Board of Directors	2014
F. Patrick Ostronic (1)	65	Director and Vice Chairman of the Board of Directors	2014
William S. Shanahan (2) (3)	81	Director	2016
Dr. Randall M. Toig (1)	70	Director	2018
Joshua M. Fine	39	Chief Financial Officer and Secretary	N/A
Dr. Sharon H. Hrynkow	60	Chief Scientific Officer and SVP for Medical Affairs	N/A
Michael Lisjak	47	Chief Regulatory Officer and SVP for Business Development	N/A

(1) Member of the audit committee.

(2) Member of the corporate governance and nominating committee.

(3) Member of the compensation committee.

Biographies of Directors and Officers

N. Scott Fine has been a Director of the Company since February 2014, and became our Chief Executive Officer on September 14, 2015.  From 2004 until 2014, he was a principal at Scarsdale Equities, an investment banking firm located in New York City.

Mr. Fine has been involved in investment banking for over 35 years, working on a multitude of debt and equity financings, buy and sell side M&A, strategic advisory work, and corporate restructurings. Much of his time has been focused on transactions in the healthcare and consumer products area. He has led global transactions in healthcare, including medical devices, generic pharmaceuticals, and genetics. Additionally, he worked with The Tempo Group of Jakarta, Indonesia when Mr. Fine and his family resided in Jakarta

Mr. Fine was Chairman of the Board of The Global Virus Network (GVN), and he also was the lead investment banker on the initial public offering of Green Mountain Coffee Roasters, Inc. and Central European Distribution Corporation (“CEDC”), a multi-billion-dollar alcohol company. Mr. Fine continued his involvement with CEDC serving as a director from 1996 until 2014, during which time he led the CEDC Board in its successful efforts in 2013 to restructure the company through a pre-packaged Chapter 11 process whereby CEDC was acquired by the Russian Standard alcohol group. Recently, Mr. Fine served as Vice Chairman and Chairman of the Restructuring Committee of Pacific Drilling from 2017 to 2018 where he successfully led the independent directors to a successful reorganization. He also served as sole director of Better Place Inc. from 2013 until 2015. In his role there, Mr. Fine successfully managed the global wind down of the company in a timely and efficient manner which was approved by both the Delaware and Israeli Courts.

Mr. Fine currently serves on the board of directors of Kenon Holdings Ltd. (NYSE: KEN).  Mr. Fine also devotes time to several non-profit organizations, including through his service on the Board of Trustees for the IWM American Air Museum in Britain. Mr. Fine has been a guest lecturer at Ohio State University’s Moritz School of Law and Fordham University Law School.

Mr. Fine’s relationships within the financial community in New York and around the world, as well as his significant experience with equity and debt financing, make him a valuable contributor as a Director.  Mr. Fine was appointed to the Board of Directors in connection with a private placement of Common Stock by the Company in February 2014, and has the right to be nominated to our Board (or to have a representative nominated to our Board) for up to seven years from the date of that offering.  Mr. Fine is the father of Joshua M. Fine, our Chief Financial Officer.

Dr. Jeffrey L. Tate has served as a Director of the Company since August 2010 and since September 14, 2015 has served as our Chief Operating Officer. Prior to Mr. Fine’s appointment as Chief Executive Officer, Dr. Tate served as our President (from August 2010) and Chief Executive Officer (from July 2014).  From January 2007 to February 2010, he was president of J-Jireh Products, Incorporated, a company that develops and markets industrial, food, cosmetic and nutritional products manufactured using pulse drying technology.  From January 1995 to December 2006, Dr. Tate served as a principal of J. Benson Tate Consultants LLC, a management consulting company. From July 1999 to January 2005, Dr. Tate served as Vice President of Scientific and Regulatory Affairs of Natural Biologics, LLC, a pharmaceutical company.  Dr. Tate received his B.Sc. from the University of Minnesota Department of Botany and his M.Sc. and Ph.D. from the University of Minnesota Graduate School in Management of Technology and Plant Physiology, respectively.

Dr. Tate was selected to serve as a member of our Board of Directors because of his position with Cyclo Therapeutics, Inc. and his experience with biopharmaceutical development, manufacturing and regulatory compliance.

C.E. Rick Strattan has served as Director of the Company since 1990.  Mr. Strattan served as Chairman and CEO from 1990 until his retirement in 2014, and as treasurer of the Company from August 1990 to May 1995.  From November 1987 through July 1989, Mr. Strattan was with Pharmatec, Inc., where he served as Director of Marketing and Business Development for cyclodextrins. Mr. Strattan was responsible for cyclodextrin sales and related business development efforts. From November, 1985 through May, 1987, Mr. Strattan served as Chief Technical Officer for Boots-Celltech Diagnostics, Inc. He also served as Product Sales Manager for American Bio-Science Laboratories, a Division of American Hospital Supply Corporation. Mr. Strattan is a graduate of the University of Florida receiving a B.S. degree in chemistry and mathematics, and has also received an MS degree in pharmacology, and an MBA degree in Marketing/Computer Information Sciences, from the same institution. Mr. Strattan has written and published numerous articles and a book chapter on the subject of cyclodextrins.

Mr. Strattan was selected to serve as a member of our Board of Directors because of his extensive experience with cyclodextrins, his years of executive level experience, and his advanced degrees in pharmacology.

Markus W. Sieger has been a Director of the Company since February 2014 and serves as the Chairman of the Company’s Board of Directors. Mr. Sieger holds a degree in Economics from the University of Applied Sciences for Business and Administration Zurich. He worked his whole business career in emerging industries like healthcare, information technology, digital media, internet companies and fast-moving consumer goods in the United States, Switzerland, Poland and other countries in Eastern Europe. He held management roles in companies such as Zurich Insurance Group (Zurich), TVN (Poland) and several others. He was and is a member of the boards of directors of various public and private companies in Western/Central and Eastern Europe. Since June 2016 Mr. Sieger has been the President and CEO of Polpharma Group, one of the leading pharmaceutical branded generics players in the CEE/CIS region. Mr. Sieger has been a member of the Executive Board of Medicines for Europe since 2018, representing the generics industry to the European Union. In this function Mr. Sieger focuses on digitalization and preventive aspects of healthcare.

Mr. Sieger’s extensive experience in strategic, operational and investment roles in the healthcare and other industries make him a valuable member of our Board of Directors. Mr. Sieger was appointed to the Board of Directors in connection with a private placement of Common Stock by the Company in February 2014.

F. Patrick Ostronic has been a director since April 2014. Mr. Ostronic has been an officer of US Pharmacia International, Inc., a subsidiary of the USP Group (where he also acts as Chief Financial Officer), since November 2006. Mr. Ostronic is also a director of Novit US, Inc., the general partner of Novit LP. Mr. Ostronic holds a B.A. in Economics and Accounting from The College of the Holy Cross, an M.S. in Accounting from Old Dominion University, and a J.D. from the University of Maryland School of Law, and was previously licensed as a Certified Public Accountant.

Mr. Ostronic’s extensive experience in finance and the pharmaceutical industry make him a valuable member of the Board of Directors. Mr. Ostronic was appointed to the Board in connection with a private placement of Common Stock by the Company in April 2014.

William S. Shanahan has been a director since June 2016. Mr. Shanahan is currently retired and served as the President of Colgate-Palmolive Company from 1992 until to September 30, 2005. More recently he was a Management Advisor for ValueAct Capital LLC of San Francisco. Mr. Shanahan holds a B.A. from Dartmouth University.

Mr. Shanahan’s vast experience will greatly benefit the Company as it seeks to execute its global growth plan, and makes him a valuable member of the Board of Directors.

Dr. Randall M. Toig has been a director since March 2018. Until his recent retirement from private practice, Dr. Toig was a practicing physician for more than 35 years in obstetrics, gynecology and gynecological surgery at Gold Coast Gynecology, of which he was the Chief Executive Officer. Dr. Toig is currently an associate professor of clinical obstetrics and gynecology at Northwestern University, Northwestern Memorial Hospital and Northwestern Medical School Prentice Women’s Hospital. He previously served at Northwestern Memorial Hospital practicing, teaching and serving on active staff. Dr. Toig holds a B.S. from University of Michigan and received his M.D. from the University of Pittsburgh.

Dr. Toig’s medical experience makes him a valuable member of the Board of Directors.

Joshua M. Fine was appointed our Chief Financial Officer on June 11, 2019, and has been our Secretary since 2014. From 2011 until his appointment as our Chief Financial Officer, he served as the Vice President/Director, Healthcare Capital Markets, of Scarsdale Equities. Mr. Fine was also the Senior Vice President of Finance and Operations for Icagen, Inc., a biotechnology company, from 2017 until it was wound down in November 2020 after the successful sale of its assets. While at Icagen, Mr. Fine worked closely with the CEO to successfully negotiate and execute licensing deals with Roche, Sanofi, and the Cystic Fibrosis Foundation, and was part of the management team that completed the strategic sale of Icagen’s assets to Ligand in April of 2020. Mr. Fine holds a Bachelor of Arts in Political Science from Hartwick College. Mr. Fine is the son of N. Scott Fine, our Chief Executive Officer.

Dr. Sharon H. Hrynkow has served as our Chief Scientific Officer since February 2019, and as our Senior Vice President for Medical Affairs since September 2015. Prior to that, she served as the President of Global Virus Network, a nonprofit organization working to combat pandemic viral disease. She previously served as a Senior Executive at the National Institutes of Health (NIH), where she was the Deputy Director and Acting Director of the Fogarty International Center, the focal point for international research and training and for diplomatic relations for the NIH. Dr. Hrynkow also served as Associate Director of the National Institute on Environmental Health Sciences and Senior Advisor to the NIH Deputy Director. Dr. Hrynkow serves on many advisory committees for national and international organizations, and in 2019 was appointed to the President’s Council of Advisors on Science and Technology. She is an elected member of the Council on Foreign Relations. Dr. Hrynkow received her PhD in Neuroscience from the University of Connecticut Health Center and her B.A. in Biology from Rhode Island College.

Michael Lisjak joined us as our Global Head of Regulatory Affairs and Senior Vice President for Business Development in July 2019, and was appointed our Chief Regulatory Officer in September 2020.  He has more than 20 years of regulatory strategy and operations experience within the biopharmaceutical and consulting industries for multiple therapeutic areas, including cardiovascular, metabolic, neuroscience and pain and inflammation. Prior to joining the Company, Mr. Lisjak was the Director of Global Regulatory Affairs at Sanofi from July 2015 to June 2016, leading the Endocrinology and Neuromuscular Rare Disease Area, and then served as Sanofi’s Head of Global Regulatory Affairs for Established Products and Global Health until July 2019.  Prior to Sanofi, Mr. Lisjak served as the Global Regulatory Services Lead for Accenture’s Life Sciences group accountable for the growth and strategic oversight for Accenture’s global regulatory offerings, capabilities and go-to-market strategy.  Before Accenture, he held multiple leadership roles at Pfizer and Wyeth with responsibility for developing, maintaining and directing global regulatory strategies and resources in the provision of regulatory guidance and filings ensuring optimal regulatory interactions with global/regional Health Authorities.  Mr. Lisjak holds a B.A. in Biology from Rochester Institute of Technology.

Each executive officer serves at the discretion of our Board of Directors and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. Except as set forth above, there are no family relationships among any of our directors or executive officers.

Director Independence

Our Board of Directors currently consists of seven directors, five of whom are “independent” as defined under the rules of the Nasdaq Capital Market because they are not employees or executive officers of the Company, and have not been paid more than $120,000 of compensation by the Company in any consecutive 12-month period during the past three years. N. Scott Fine, our Chief Executive Officer, and Dr. Jeffrey L. Tate, our Chief Operating Officer, are not independent directors due to their employment by us as executive officers.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors focuses on the most significant risks facing us and our general risk management strategy, and also ensuring that risks undertaken by us are consistent with the Board’s appetite for risk. While the Board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing us and that our Board leadership structure supports this approach.

We separate the roles of Chief Executive Officer and Chairman of the Board because we believe that our corporate governance is most effective when these positions are not held by the same person. The Board recognizes the differences between the two roles and believes that separating them allows each person to focus on his individual responsibilities. Under this leadership structure, our Chief Executive Officer can focus his attention on managing the day-to-day company operations, while our Chairman can focus his attention on Board responsibilities.

Although the Board has not adopted a formal policy regarding the separation of the roles of the Chairman and the Chief Executive Officer, we believe that having separate positions is the appropriate leadership structure for us at this time. Depending on the circumstances, other leadership models, such as combining the role of Chairman with the role of Chief Executive Officer, might be appropriate. Accordingly, our Board of Directors intends to periodically review our leadership structure.

Board Committees

Our Board of Directors currently has an audit committee, a compensation committee, and a corporate governance and nominating committee. The composition and responsibilities of each of the committees of our Board of Directors are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Audit Committee. Our audit committee is comprised of Patrick Ostronic, Markus Sieger and Dr. Randall Toig.  Patrick Ostronic serves as the chairman of our audit committee.  Our Board has determined that each member of our audit committee meets the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and the listing standards of the Nasdaq. Our Board has also determined that Patrick Ostronic is an “audit committee financial expert” as defined in the rules of the SEC and has the requisite financial sophistication as defined under the listing standards of the Nasdaq. The responsibilities of our audit committee include, among other things:

●	selecting and hiring the independent registered public accounting firm to audit our financial statements;
●	overseeing the performance of the independent registered public accounting firm and taking those actions as it deems necessary to satisfy itself that the accountants are independent of management;
●

reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal control over financial reporting and disclosure controls;

●	preparing the audit committee report that the SEC requires to be included in our annual proxy statement;
●	reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;
●	overseeing our policies on risk assessment and risk management;
●	reviewing related party transactions; and
●	approving or, as required, pre-approving, all audit and all permissible non-audit services and fees to be performed by the independent registered public accounting firm.

 ☐

Our audit committee operates under a written charter which satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq, and is available on our website at www.cyclotherapeutics.com.

Compensation Committee. Our compensation committee is comprised of Markus Sieger and William Shanahan.  Mr. Sieger serves as the chairman of our compensation committee. Our Board has determined that each member of our compensation committee meets the requirements for independence under the applicable rules and regulations of the SEC and listing standards of Nasdaq. Each member of the compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. The purpose of our compensation committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our Board relating to compensation of our executive officers. The responsibilities of our compensation committee include, among other things:

●	reviewing and approving or recommending to the Board for approval compensation of our executive officers and directors;
●	overseeing our overall compensation philosophy and compensation policies, plans and benefit programs for service providers, including our executive officers;
●	reviewing, approving and making recommendations to our Board regarding incentive compensation and equity plans; and
●	administering our equity compensation plans.

Our compensation committee operates under a written charter which satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq, and is available on our website at www.cyclotherapeutics.com.

Corporate Governance and Nominating Committee. Our corporate governance and nominating committee is comprised of William Shanahan and C.E. Rick Strattan.  William Shanahan serves as chairman of our corporate governance and nominating committee. Our Board has determined that all members of our corporate governance and nominating committee meet the requirements for independence under the applicable rules and regulations of the SEC and listing standards of Nasdaq. The responsibilities of our corporate governance and nominating committee include, among other things:

●	identifying, evaluating and selecting, or making recommendations to our Board regarding, nominees for election to our Board and its committees;
●	evaluating the performance of our Board and of individual directors;
●	considering and making recommendations to our Board regarding the composition of our Board and its committees; and
●	developing and making recommendations to our Board regarding corporate governance guidelines and matters.

Our corporate governance and nominating committee operates under a written charter which satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq, and is available on our website at www.cyclotherapeutics.com.

Board Meetings and Director Communications

In 2020, the Board of Directors held five meetings and each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he has been a director and (ii) the total number of meetings held by all committees of the Board of Directors on which he served during the periods that he or she served. Although, we have no formal policy regarding director attendance at annual meetings, we encourage all directors to attend.

Stockholders and other interested parties may communicate with the non-management members of the Board of Directors by mail sent to the Company’s Corporate Secretary, addressed to the intended recipient and care of the Corporate Secretary. The Corporate Secretary will review all incoming stockholder communications (except for mass mailings, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and route such communications as appropriate to member(s) of the Board of Directors. For a more detailed description of stockholder communications, see “Communications with Our Board of Directors.”

Considerations in Evaluating Director Nominees

Our corporate governance and nominating committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our corporate governance and nominating committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. Some of the qualifications that our corporate governance and nominating committee considers include, without limitation: issues of character, integrity, and judgment; independence; diversity, including diversity of experience; experience in corporate management, operations, finance, business development, and mergers and acquisitions; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; length of service; and any other relevant qualifications, attributes, or skills. Nominees also must have the ability to offer advice and guidance to our Chief Executive Officer based on past experience. Director candidates must have sufficient time available in the judgment of our corporate governance and nominating committee to perform all Board of Directors responsibilities and responsibilities of those committees on which they serve.

Members of our Board of Directors are expected to prepare for, attend, and participate in all Board of Directors and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our corporate governance and nominating committee may also consider such other factors as it may deem, from time to time, are in the best interests of the Company and its stockholders.

The policy of our corporate governance and nominating committee is to consider properly submitted stockholder recommendations for candidates for membership on the Board. In evaluating such recommendations, the corporate governance and nominating committee will address the membership criteria set forth above.

Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that it should be a diverse body, and our corporate governance and nominating committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our corporate governance and nominating committee may take into account the benefits of diverse viewpoints. Our corporate governance and nominating committee also considers these and other factors as it oversees the annual Board of Directors and committee evaluations. After completing its review and evaluation of director candidates, our corporate governance and nominating committee recommends to our full Board of Directors the director nominees for selection.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and agents and representatives, including consultants. A copy of the code of ethics and conduct will be available on our website at www.cyclotherapeutics.com.

EXECUTIVE COMPENSATION

The following table contains information concerning the compensation paid during our fiscal years ended December 31, 2020 and 2019 to (i) the person who served as our Chief Executive Officer during 2020, and (ii) our two most highly compensated executive officers as of December 31, 2020 other than our Chief Executive Officer (collectively, our “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total ($)

N. Scott Fine	2020	400,000	-0-	89,200	489,200
CEO	2019	400,000	10,000	79,579	489,579

Jeffrey L. Tate, Ph.D.	2020	195,000	-0-	60,138	255,138
COO	2019	220,974	29,500	31,959	282,433

Sharon H. Hrynkow, Ph.D.	2020	248,000	-0-	49,855	297,855
Chief Scientific Officer	2019	248,000	19,500	89,084	356,584

(1)

Reflects award of 20,000 shares to Mr. Fine and Dr. Tate as compensation for services as a member of the Company’s Board of Directors in 2019.  All of the shares were fully vested upon issuance. The stock award figure represents the value of the stock award at grant date as calculated under FASB ASC Topic 718.

(2)	Reflects cash bonuses, matching contributions made under the Company’s 401(k) plan, and insurance premiums for health, dental, and vision.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2020, our Named Executive Officers had no outstanding unexercised options, unvested stock or other unvested equity incentive plan awards.

Employment Agreements

Currently, N. Scott Fine and Sharon H. Hrynkow, Ph.D., are our only Named Executive Officers who are parties to employment agreements with us.

We entered into an Employment Agreement with Mr. Fine dated as of September 14, 2015, and amended on November 7, 2017, pursuant to which Mr. Fine serves as our Chief Executive Officer. Under the Employment Agreement:

●

Mr. Fine’s employment as Chief Executive Officer is for an initial term ending on September 14, 2020, subject to automatic one-year extensions unless either party notifies the other party prior to the expiration of the then term.

●	Mr. Fine receives an initial base salary of $400,000 per annum.

●	Mr. Fine is entitled to an annual bonus based on financial performance and personal performance targets to be established by the Board of Directors or a committee thereof.

●

In the event of the termination of Mr. Fine’s employment by the Company without Cause (as defined in the Employment Agreement), Mr. Fine will be entitled to continued payment of his base salary for a period of one-year following termination, and the payment of any bonus previously earned by Mr. Fine but not yet paid.

We entered into an Employment Agreement with Dr. Hrynkow dated as of September 14, 2015, and amended on November 8, 2017. Under the Employment Agreement:

●

Dr. Hrynkow employment with us is for an initial term ending on September 14, 2019, subject to automatic one-year extensions unless either party notifies the other party prior to the expiration of the then term.

●	Dr. Hrynkow is entitled to a base salary of $200,000 per annum, which has been increased to $248,000.

●	Dr. Hrynkow is entitled to an annual bonus based on financial performance and personal performance targets.

●

In the event of the termination of Dr. Hrynkow’s employment by the Company without Cause (as defined in the Employment Agreement), Dr. Hrynkow will be entitled to continued payment of her base salary for a period of one-year following termination, and the payment of any bonus previously earned by Dr. Hrynkow but not yet paid.

Both Mr. Fine’s and Dr. Hrynkow’s employment agreements automatically renewed for a one-year term in September 2020.

Compensation of Directors

Our directors are entitled to such compensation for their services as the Board may from time to time determine, and reimbursements for their reasonable expenses incurred in attending meetings of directors. In addition, we pay cash compensation of $15,000 per annum to Markus W. Sieger for acting as our Chairman of the Board of Directors. We did not compensate our other directors for their services during 2020.

Equity Compensation Plan of Information

The following table summarizes the number of outstanding options and rights granted to our employees, consultants and directors, as well as the number of shares of Common Stock remaining available for future issuance, under our equity compensation plans as of December 31, 2020:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a) (#)	Weighted average exercise price of outstanding options, warrants and rights (b) ($)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (#)
Equity compensation plans not approved by security holders (1)	23,457	$32.00	0

Equity compensation plans approved by security holders	None	Not Applicable	63,938

Total:	23,457	$32.00	63,938

(1)

Consists of (i) seven-year warrants to purchase 2,400 shares of Common Stock at an exercise price of $25.00 per share, issued to Scarsdale Equities and its affiliates for services provided in connection with our April 2014 private placement, (ii) seven-year warrants to purchase 1,035 shares of Common Stock at an exercise price of $100.00 per share, issued to Scarsdale Equities and its affiliates for services provided in connection with our July 2014 private placement, (iii) seven-year warrants to purchase 1,560 shares of Common Stock at an exercise price of $50.00 per share, issued to Scarsdale Equities and its affiliates for services provided in connection with our July 2015 private placement, (iv) seven-year warrants to purchase 780 shares of Common Stock at an exercise price of $50.00 per share, issued to Scarsdale Equities and its affiliates for services provided in connection with our August 2015 private placement, (v) seven-year warrants to purchase 4,800 Units at an exercise price of $25.00, each Unit consisting of one share of Common Stock and one warrant for one additional share of Common Stock at an exercise price of $25.00 per share, issued to Scarsdale Equities and its affiliates for services provided in connection with our June 2016 private placement, (vi) seven-year warrants to purchase 1,641 Units at an exercise price of $35.00, each Unit consisting of one share of Common Stock and one warrant for one additional share of Common Stock at an exercise price of $35.00 per share, issued to Scarsdale Equities and its affiliates for services provided in connection with our February 2017 private placement, and (vii) seven-year warrants to purchase 600 Units at an exercise price of $100, each Unit consisting 4 shares of Common Stock and one warrant for one additional 4 shares of Common Stock at an exercise price of $25.00 per share, issued to Scarsdale Equities and its affiliates for services provided in connection with our October 2017 private placement.

(2)

The Company’s  2019 Omnibus Equity Incentive Plan  (the “Incentive Plan”) provides for the issuance of up to 68,437 shares of Common Stock pursuant to the grant of shares of Common Stock, stock options or other awards, to employees, officers or directors of, and consultants to, the Company and its subsidiaries. As of December 31, 2020, we had awarded 4,500 shares of Common Stock as awards under the Incentive Plan, with 63,938 shares of Common Stock remaining available for future awards under the Incentive Plan

Delinquent Section 16(a) Reports

We are required to identify each person who was an officer, director or beneficial owner of more than 10% of our registered equity securities during our most recent fiscal year and who failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934. Based solely upon a review of Forms 3 and 4 and amendments thereto filed with the SEC during the year ended December 31, 2020, no person who, at any time during the year ended December 31, 2020 was a director, officer or beneficial owner of more than 10 percent of our Common Stock, failed to timely file the reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2020, except for one transaction filed on a Form 4 two days late by Novit, L.P.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since October 2016, we have paid a monthly fee of $5,000 to a non-profit organization of which C.E. Rick Strattan is the Executive Director, in consideration of consulting services provided to us by Mr. Strattan. Mr. Strattan is our founder, former Chief Executive Officer and one of our directors.

In June 2019, we engaged Joshua M. Fine, the son of our Chief Executive Officer, to serve as our Chief Financial Officer on a part-time basis. Mr. Fine receives an annual salary of $125,000. In addition, he was awarded a cash bonus of $15,000 in 2020 and a stock bonus of 50,000 shares of Common Stock in September 2019.

Rebecca A. Fine, the daughter of our Chief Executive Officer, provides executive assistant services. From January through May 2019, she provided these services at the rate of $5,800 per month. In June 2019, Ms. Fine was employed by us as a full-time employee serving as an executive assistant with an annual salary of $69,600. Ms. Fine also received a stock bonus of 25,000 shares in September 2019. In 2020, Ms. Fine received a salary of $72,933 and a cash bonus of $6,250.

Kevin J. Strattan, the son of C.E. Rick Strattan, has been employed by us since 2008, and since 2014 has been our Vice President, Finance – Compensation. His annual salary increased from $100,000 to $107,200 in October 2018. In addition, he received cash bonuses of $12,250 and $10,000 in 2020 and 2019, respectively. Mr. Strattan also received a stock bonus of 50,000 shares in September 2019.

Corey E. Strattan, the daughter-in-law of C.E. Rick Strattan, has been employed by us since 2011 as a documentation specialist and logistics coordinator, at an annual salary of $78,000 in 2020 and 2019. In addition, she received a cash bonus of $7,896 in 2020. Ms. Strattan also received a stock bonus of 25,000 shares in September 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of April 15, 2021, based on 6,354,948 shares of Common Stock outstanding as of such date, by:

●	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors and director nominees; and

●	all of our executive officers and directors as a group.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our Common Stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our Common Stock issuable pursuant to the exercise of warrants. These shares are deemed to be outstanding and beneficially owned by the person holding those warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Names and Address of Individual or Identity of Group(1)	Number of Shares Beneficially Owned		Beneficial Ownership (%)
Officers and Directors
C.E. Rick Strattan	206,084	(2)	3.24%
Jeffrey L. Tate	34,410	(3)	*
N. Scott Fine	155,431	(4)	2.43%
Markus Sieger	91,978	(5)	1.44%
F. Patrick Ostronic	78,658	(6)	1.23%
William S. Shanahan	111,073	(7)	1.73%
Dr. Randall M. Toig	57,156	(8)	*
Dr. Sharon Hrynkow	22,150	(9)	*
All Directors and Executive Officers as a Group (10 Persons)	803,037	(10)	12.30%

5% Holders
Novit, L.P.	351,352	(11)	5.41%
966 Hungerford Drive Rockville, Maryland 20850

*         Less than one percent.

(1)	Unless otherwise indicated, the business address of each officer and director of the Company is c/o Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, Florida 32653.

(2)

Based solely on a Schedule 13D/A filed by Mr. Strattan with the SEC on October 20, 2015, and Form 4s filed by Mr. Strattan on June 8, 2016, July 26, 2016, April 4, 2017 and February 5, 2018.  Includes currently exercisable warrants to purchase 400 shares of Common Stock and 6,307 shares of Common Stock owned by TFBU, Inc. (“TFBU”), a tax exempt organization under Section 501(c)(3) of the Internal Revenue Code.  Mr. Strattan has sole voting and dispositive power with respect to the shares of Common Stock issued in the name of TFBU.

(3)	Includes currently exercisable warrants to purchase 7,250 shares of Common Stock.

(4)	Includes currently exercisable warrants to purchase 45,765 shares of Common Stock.

(5)	Includes currently exercisable warrants to purchase 24,364 shares of Common Stock.

(6)	Includes currently exercisable warrants to purchase 12,099 shares of Common Stock.

(7)	Includes currently exercisable warrants to purchase 47,396 shares of Common Stock.

(8)	Includes currently exercisable warrants to purchase 13,078 shares of Common Stock.

(9)	Includes currently exercisable warrants to purchase 3,800 shares of Common Stock.

(10)	Includes 170,949 shares that may be issued under currently exercisable warrants, including warrants to purchase Common Stock underlying warrants to purchase “Units” of the Company’s securities.

(11)

Novit U.S., Inc. is the general partner of Novit, L.P. and Katarzyna Kusmierz is the trustee of the NAP Trust and VN Trust, which own all of the outstanding partnership interests in Novit, L.P. Each of Novit US, Inc. and Ms. Kusmierz share voting and dispositive power over the shares Common Stock owned by Novit, L.P. and may be deemed to own such shares of Common Stock. Includes currently exercisable warrants to purchase 136,176 shares of Common Stock.

COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Interested parties who wish to communicate with our Board of Directors or any specified individual director, including our non-employee directors, may send their communications in writing to the Corporate Secretary at Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, FL 32653, Attn: Corporate Secretary. The Corporate Secretary shall review all incoming communications (except for mass mailings, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and, if appropriate, route such communications to the appropriate member(s) of the Board of Directors or, if none is specified, to the Chair of the Board.

The Corporate Secretary may decide in the exercise of his or her judgment whether a response to any communication is necessary and shall provide a report to the corporate governance and nominating committee on a quarterly basis of any communications received for which the Corporate Secretary has either responded or determined no response is necessary.

This procedure for communications with the non-management directors is administered by the Company’s corporate governance and nominating committee. This procedure does not apply to (a) communications to non-employee directors from officers or directors of the Company who are stockholders, or (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our Board of Directors has nominated seven candidates for election as director for a term expiring at the next annual meeting of stockholders. All of the nominees are currently members of our Board. Directors are elected to serve for their respective terms of one year or until their successors have been duly elected or appointed and qualified. The Board has no reason to believe that any of the nominees named below will be unavailable, or if elected, will decline to serve.

Pursuant to our Bylaws, generally the number of directors is fixed and may be increased or decreased from time to time by resolution of our Board. The Board has fixed the number of directors at seven members. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the event one or more of the named nominees is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees.

Nominees

Our corporate governance and nominating committee of the Board of Directors recommended, and the Board of Directors approved, N. Scott Fine, Markus W. Sieger, Jeffrey L. Tate, Randall M. Toig, William S. Shanahan, F. Patrick Ostronic and C.E. Rick Strattan as nominees for re-election to the Board of Directors at the Annual Meeting.

Please see “Directors, Executive Officers and Corporate Governance” in this Proxy Statement for information concerning the nominees.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR N. Scott Fine, Markus W. Sieger, Jeffrey L. Tate, Randall M. Toig, William S. Shanahan, F. Patrick Ostronic and C.E. Rick Strattan. If a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Required Vote

Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends that stockholders vote “FOR” the re-election of each of N. Scott Fine, Markus W. Sieger, Jeffrey L. Tate, Randall M. Toig, William S. Shanahan, F. Patrick Ostronic and C.E. Rick Strattan to the Board of Directors.

PROPOSAL TWO: APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION INCREASING THE NUMBER OF OUR AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 SHARES TO 20,000,000 SHARES.

Overview

The Company’s Board of Directors has unanimously approved a proposal to amend our Articles of Incorporation to increase the authorized shares of Common Stock of the Company from 10,000,000 shares to 20,000,000 shares, subject to stockholder approval. The Board has declared this amendment to be advisable and recommended that this proposal be presented to the Company’s stockholders for approval. The text of the form of proposed amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock of the Company to 20,000,000 shares is attached to this proxy statement as Exhibit A.

If the Company’s stockholders approve this Proposal, the Company expects to promptly file articles of amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada to increase the number of authorized shares of Common Stock.

Reasons for the Increase in Authorized Shares

As of April 26, 2021, the record date for the Annual Meeting, the Company had an aggregate of 6,358,952 shares of Common Stock outstanding, and warrants to purchase an aggregate of 2,127,641 additional shares of Common Stock. Accordingly, at present, the Company only has 1,513,407 authorized shares of its Common Stock available for issuance.

Although at present the Company has no commitments or agreements to issue additional shares of Common Stock, it desires to have additional shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future, as well as for issuance under the Company’s proposed 2021 Equity Incentive Plan (which stockholders are being asked to approve as Proposal Three in this proxy statement). These purposes may include, among others:

●	raising capital;

●	providing equity incentives to employees, officers or directors;

●	establishing strategic relationships with other companies; and

●	the acquisition of other businesses or products.

The terms of additional shares of Common Stock will be identical to those of the currently outstanding shares of the Company’s Common Stock. However, because holders of the Company’s Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of any additional shares of Common Stock authorized as a result of the increase in the number of authorized shares of Common Stock will reduce the current stockholders’ percentage of ownership interest in the total outstanding shares of Common Stock.

Effects of the Increase in Authorized Shares

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the stockholders of the Company depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

The proposed amendment to Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares will be effective upon the filing of the articles of amendment with the Secretary of State of the State of Nevada. The Company expects to file such proposed amendment promptly following approval of this Proposal.

Required Vote

The affirmative vote of at least a majority of our outstanding shares of Common Stock is required to approve this proposed amendment to our Articles of Incorporation.

The Board of Directors unanimously recommends that stockholders vote “FOR” the amendment of our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares.

PROPOSAL THREE: APPROVAL OF THE COMPANY’S 2021 EQUITY INCENTIVE PLAN.

We are asking our stockholders to approve the adoption of the Company’s 2021 Equity Incentive Plan (the “2021 Plan”). The compensation committee and our full Board of Directors approved and adopted the 2021 Plan on April 21, 2021, subject to stockholder approval. The 2021 Plan is now being submitted to our stockholders for their approval.

The 2021 Plan will become effective upon stockholder approval, and no awards may be granted under the 2021 Plan after the date that is 10 years from the date the 2020 Plan is approved by our stockholders. The full text of the 2021 Plan is attached to this proxy statement as Exhibit B.  The essential features of the 2021 Plan are outlined below:

Purpose. The 2021 Plan provides for the granting to our employees, officers, directors, consultants and advisors of performance awards payable in shares of Common Stock, stock options (non-statutory and incentive), restricted stock awards, stock appreciation rights (“SARs”), restricted share units (“RSUs”) and other stock-based awards. The purpose of the 2021 Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by eligible participants who are expected to contribute to the Company’s future growth and success. To date, we have not granted any awards under the 2021 Plan.

Administration. The 2021 Plan will be administered by the Board’s compensation committee (the “Committee”). Subject to the terms of the 2021 Plan, the Committee has the authority to determine the individuals to whom, and the time or times at which, awards are made, the size of each award, and the other terms and conditions of each award (which need not be identical across participants). The Committee also has the authority, subject to the express provisions of the 2021 Plan, to construe the respective agreements under the plan, proscribe, amend and rescind rules and regulations relating to the plan, accelerate or extend the dates options may be exercised or accelerate the vesting of other stock awards, and make all other determinations which are in the Committee’s judgment necessary or desirable for the administration of the plan.

Stock Subject to 2021 Plan. Subject to certain adjustment provisions described below, the number of shares of Common Stock which are set aside and reserved for issuance under the 2021 Plan is 3,000,000 shares.

Reversion of Shares. There are certain circumstances under which shares of Common Stock that are already subject to an outstanding award under the 2021 Plan may revert to the 2021 Plan and may become available for reissuance. Specifically, if a stock award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a participant pursuant to an award are forfeited to us (i.e., in the case of restricted stock), then the shares not acquired shall revert to and again become available for issuance under the 2021 Plan.

Maximum number of Shares Issued through Incentive Stock Options. The maximum aggregate number of shares that may be issued under the 2021 Plan through the grant of incentive stock options (“ISOs”) is 3,000,000.

Eligible Participants. Subject to certain limitations, awards under the 2021 Plan may be granted to any employee, officer, director, consultant or advisor to the Company and its subsidiaries, provided that only employees of the Company and its subsidiaries may be granted ISOs under the 2021 Plan.

Plan Amendments and Termination. The Board may at any time, and from time to time, modify or amend the 2021 Plan in any respect, provided that without stockholder approval, no such modification or amendment may (i) modify the prohibitions against repricing in the 2021 Plan; (ii) materially increase benefits accruing to participants; (iii) increase the aggregate number of shares of Common Stock issued or issuable under the 2021 Plan; (iv) increase any limitation set forth in the 2021 Plan on the number of shares of Common Stock which may be issued or the aggregate value of awards which may be made, in respect of any type of award to any single participant during any specified period; (v) modify the eligibility requirements for participants in the 2021; or (vi) reduce the minimum exercise price or grant price as set forth in the 2021 Plan.

The Board may at any time suspend or terminate the Plan, provided that any such suspension or termination shall not adversely affect the rights of a participant under any stock award previously granted while the Plan is in effect except with the consent of the participant.

Transferability. Unless otherwise approved by the Committee, awards under the 2021 Plan are not assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the participant, shall be exercisable only by the participant.

Performance Awards, Restricted Stock Awards, Restricted Share Units, SARs and other Awards

Generally. As a condition to the grant of a performance award, restricted stock award, restricted share unit or SAR, each participant must execute an agreement evidencing such award not inconsistent with the 2021 Plan. The terms and conditions of each such agreement may change from time to time and agreements need not be identical, with certain exceptions noted below.

Performance Awards. Performance awards are restricted stock awards, restricted share unit awards or other awards that may be granted or may vest based upon the attainment of certain performance goals during a designated performance period. The length of any performance period, the performance goals to be achieved, and the measure of whether and to what degree such performance goals have been attained, are conclusively determined by the Committee in its sole discretion.

Restricted Stock Awards. A restricted stock award may be awarded as a stock bonus with no cash purchase price to be paid by a participant, to the extent permitted under applicable law, and subject to such vesting and forfeiture provisions as may be determined by the Committee at the time of grant. If the participant’s service with us terminates for any reason, unvested restricted stock will be forfeited unless the applicable award agreement provides otherwise.

Restricted Share Units. A restricted stock unit (“RSU”) is a promise to issue shares of Common Stock equivalent to the number of units covered by the award at or after vesting of the Common Stock underlying the units. A participant may receive on settlement of an RSU shares of Common Stock, their cash equivalent or any combination of the two, as determined by the Committee. At the time of grant, the Committee may also determine any restrictions or conditions to the vesting of the shares subject to the award or any other restrictions or conditions that delay delivery of such shares. If the participant’s service with us terminates for any reason, unvested restricted share units will be forfeited unless the applicable award agreement provides otherwise.

Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation rights agreements. The Committee determines the strike price for a stock appreciation right, which may not be less than 100% of the fair market value of our Common Stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (a) the excess of the per share fair market value of our Common Stock on the date of exercise over the strike price, multiplied by (b) the number of shares of Common Stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the 2021 Plan vests at the rate specified in the stock appreciation rights agreement as determined by the Committee.

Other Equity Awards. The Committee may grant other awards based in whole or in part by reference to our Common Stock. The Committee will set the number of shares under the award, the purchase price, if any, the timing of exercise and vesting and any repurchase rights associated with such awards.

Stock Options

The following is a description of the permissible terms of stock options under the 2021 Plan. Individual option grants may be more restrictive as to all or any of the permissible terms described below.

Option Duration. The term of each ISO shall be ten (10) years from the date of grant or such shorter term as the Committee determines, except that in the case of an ISO that is awarded to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the term of the ISO must be five (5) years or such shorter period as the Committee determines. The term of each NSO is as determined by the Committee. The term of any option granted under the 2021 Plan, and all other materials terms and conditions of such option, will be evidenced by an option agreement between us and the participant.

Exercise Price. The exercise price for any stock option granted under the 2021 Plan shall be as determined by the Committee, and may not be less than 100% of the “Fair Market Value” of the Common Stock on the date of grant, except that, in the case of an ISO that is granted to an employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock, the exercise price may not be less than 110% of the Fair Market Value on the date of grant.

Fair Market Value. If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Committee deems reliable. If the day of determination is not a market trading day, then the trading day prior to the day of determination shall be used. In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

Exercise of Option and Payment for Stock. Stock options are exercisable at such time or times and subject to such conditions as set forth in the agreement evidencing such option, subject to the provisions of the 2021 Plan. The Committee has authority to accelerate the time at which an option may vest or be exercised. The consideration to be paid for shares to be issued upon exercise of an option may be made by (a) delivery of cash or a check to us; or (b) to the extent permitted by the applicable option agreement, by (i) delivery to us of shares of Common Stock already owned by the participant having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares being purchased, (ii) a broker-assisted, same-day sale program, or (iii) a “net exercise” program; or (c) by any other means approved by the Committee.

Effect of Participant’s Termination of Employment or other Service, Death or Disability. The Committee has the power to determine the period of time during which a participant (or, if applicable, the estate or representative) may exercise a stock option under the 2021 Plan following the termination of the participant’s employment or other relationship with us, including upon the death or disability (within the meaning of Section 22(e)(3) of the Code) of the participant. The unvested portion of the stock option cannot be exercised and is forfeited on the date of termination.

For an option to retain its status as an ISO, the participant must have been in the continuous employment with us or an affiliate since the date of grant of the ISO, and the ISO must be exercised within three (3) months after the date the participant ceases to be an employee of ours or an affiliate. An option shall be considered an non-qualified stock option (“NSO”) if these requirements are not met.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2021 Plan generally applicable to the Company and to participants in the 2021 Plan who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an ISO. If a participant exercises an ISO during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an ISO after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an ISO before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and ISOs, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Internal Revenue Code.

Section 409A. We intend that awards granted under the 2021 Plan comply with, or otherwise be exempt from, Section 409A of the Internal Revenue Code, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2021 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes.

Corporate Changes

Adjustment Provisions. In the event of transactions such as mergers, consolidations, reorganizations, stock dividends, or stock splits, the Committee may change the type, class and number of shares of Common Stock subject to the 2021 Plan and outstanding awards. In that event, the 2021 Plan will be appropriately adjusted as to the type, class and the maximum number of shares of Common Stock or securities otherwise subject to the 2021 Plan, and outstanding awards will be adjusted as to the type, class, number of shares and price per share of securities subject to such awards.

Change in Control. In the event of specified organizational changes, including but not limited to (a) a consolidation, merger, combination or reorganization of the Company, where persons who were not stockholders of the Company immediately prior to such transaction become the owners of capital stock of the Company that represents more than fifty percent (50%) of the combined voting power of the Company’s outstanding capital stock (b) the sale or other disposition of all or substantially all of the assets, or a dissolution or liquidation, of the Company, or (c) the acquisition by any individual, entity or group of beneficial ownership of fifty percent (50%) or more of either the then outstanding shares of Common Stock of the Company a transaction or series of related transactions, and in each case where persons who were not stockholders of the Company, then the Committee or the successor to the Company, may take any one or more actions as to outstanding awards, or as to a portion of any outstanding award under the 2021 Plan, including:

●	providing that such awards will be assumed, or equivalent awards substituted, by the acquiring or succeeding corporation (or an affiliate thereof),

●

providing that all or any outstanding awards shall become vested and exercisable in full or part (or any reacquisition or repurchase rights held by the Company shall immediately lapse in full or part) at or immediately prior to such event or upon a termination of employment following such event,

●	providing that all unexercised options, or other awards to the extent they are unexercised or unvested, will terminate immediately prior to the consummation of such transaction, or

●

in the event of a consolidation, merger, combination, reorganization or similar transaction under the terms of which holders of Common Stock will receive a cash payment per share surrendered in the transaction, making or providing for an equivalent cash payment in exchange for the termination of such awards.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of holders of a majority of the shares present and entitled to vote thereon either in person or represented by proxy at the Meeting.

The Board of Directors unanimously recommends that stockholders vote “for” the approval of the Cyclo Therapeutics, Inc. 2021 Equity Incentive Plan.

PROPOSAL FOUR: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

We believe that our compensation policies and procedures are intended to be aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the compensation committee or the Board. However, the Board and compensation committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the compensation committee will consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of holders of a majority of the shares present and entitled to vote thereon either in person or represented by proxy at the Meeting.

The Board of Directors unanimously recommends that stockholders vote “for” the approval, on a nonbinding advisory basis, of the compensation of our named executive officers.

PROPOSAL FIVE: ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION

Pursuant to the Dodd-Frank Act and Section 14A of the Exchange Act, as amended, our stockholders are entitled at least once every six years to cast an advisory, non-binding vote to indicate their preference regarding how frequently we should seek an advisory, non-binding vote on the compensation of our named executive officers as disclosed in our proxy statements. Accordingly, the Company is asking its stockholders to indicate whether they would prefer an advisory, non-binding vote on named executive officer compensation once every year, every two years or every three years. Alternatively, stockholders may abstain from casting a vote on this proposal. For the reasons described below, our Board recommends that the stockholders select a frequency of every year.

After consideration, our Board has determined that holding a non-binding, advisory vote on executive compensation every year is the most appropriate alternative for the Company at this time, and therefore recommends that stockholders vote for future advisory votes on executive compensation to occur every year. While our executive compensation program is intended to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually. The Board considered that an annual advisory vote on executive compensation will allow our stockholders to evaluate our executive compensation program in relation to our compensation policies and practices as disclosed in the proxy statement every year. However, stockholders should note that because the advisory vote on executive compensation occurs well into the compensation year, and because the different elements of our executive compensation program are designed to operate as part of an integrated program, it may not be appropriate or feasible to modify our executive compensation program in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

While the Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of our executive officer compensation practices should be held every year, every two years or every three years. The option among those choices that receives the highest number of votes from the holders of shares present in person or represented by proxy and entitled to vote at the annual meeting will be deemed to be the frequency preferred by the stockholders.

The Board and the compensation committee will consider the outcome of the vote when making future decisions regarding the frequency of advisory votes on executive compensation. However, because this vote is advisory and not binding, the Board may decide that it is in the best interests of the Company and our stockholders that we hold an advisory vote on executive compensation more or less frequently than the alternative preferred by our stockholders.

The Board of Directors recommends that stockholders vote “for” “every year” as the frequency with which stockholders are provided an advisory vote on executive compensation.

PROPOSAL SIX: RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

Our audit committee of the Board of Directors has appointed WithumSmith+Brown, PC as our independent registered public accountants for the year ending December 31, 2021, and the Board recommends that stockholders vote for ratification of such appointment.

Notwithstanding its selection or voting results, the audit committee in its discretion may appoint new independent registered public accountants at any time during the year if the audit committee believes that such a change would be in the best interests of the Company and its stockholders. If our stockholders do not ratify the appointment, the audit committee may reconsider whether it should appoint another independent registered public accounting firm.

WithumSmith+Brown, PC served as our independent registered public accounting firm for the year ended December 31, 2020. Due to COVID-19, we currently do not expect that a representative of WithumSmith+Brown, PC will be present at the Annual Meeting.

Principal Accounting Fees and Services

The following table sets forth all fees accrued or paid to WithumSmith+Brown, PC for the years ended December 31, 2020 and 2019:

	Year Ended December 31,
	2020	2019
Audit Fees (1)	$114,848	$110,127
Audit-Related Fees (2)	$92,546	-
Tax Fees	-	-
All Other Fees	-	-
Total	$207,394	$110,127

(1)         Audit Fees consist of professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)         Audit-Related Fees consist of professional services rendered in connection with our 2020 public offering transactions and the related Registration Statement on Forms S-1.

Pre-approval Policy. Under our audit committee’s policy governing our use of the services of our independent registered public accountants, the audit committee is required to pre-approve all audit and permitted non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence. In the years ended December 31, 2020 and 2019, all fees identified above under the captions “Audit Fees,” and “All Other Fees” that were billed by WithumSmith+Brown, PC were approved by the audit committee in accordance with SEC requirements.

In the year ended December 31, 2020, there were no other professional services provided by WithumSmith+Brown, PC, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of WithumSmith+Brown, PC.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of holders of a majority of the shares present and entitled to vote thereon either in person or represented by proxy at the Meeting.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the selection of WithumSmith+Brown, PC as the Company’s independent registered public accountants for the year ending December 31, 2021.

AUDIT COMMITTEE REPORT

The following is the report of the audit committee of our Board of Directors. The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2020 with our management. In addition, the audit committee has discussed with WithumSmith+Brown, PC, our independent registered public accountants, the matters required to be discussed by standards promulgated by the American Institute of Certified Public Accountants (“AICPA”) and Public Company Accounting Oversight Board (the “PCAOB”), including PCAOB Auditing Standard No. 16 “Communications with Audit Committees.” The audit committee also has received the written disclosures and the letter from WithumSmith+Brown, PC as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee has discussed with WithumSmith+Brown, PC the independence of WithumSmith+Brown, PC.

Based on the audit committee’s review of the matters noted above and its discussions with our independent accountants and our management, the audit committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Respectfully submitted by the members of the audit committee of the Board of Directors:

F. Patrick Ostronic (Chair)

Markus W. Sieger

Dr. Randall M. Toig

ANNUAL REPORTS

The Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (our “Annual Report”) (which is not a part of our proxy soliciting materials), is being mailed with this Proxy Statement to those stockholders that request to receive a copy of the proxy materials in the mail. Stockholders that received the Notice of Internet Availability of Proxy Materials can access this Proxy Statement and our Annual Report at www.proxyvote.com. Requests for copies of our Annual Report may also be directed to the Corporate Secretary at Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, FL 32653, Attn: Corporate Secretary.

We filed our Annual Report with the SEC on March 12, 2021. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits to our Annual Report. Exhibits to our Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit(s). All requests should be directed to the Corporate Secretary at Cyclo Therapeutics, Inc., 6714 NW 16th Street, Suite B, Gainesville, FL 32653, Attn: Corporate Secretary.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

EXHIBIT A

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: Cyclo Therapeutics, Inc.

Entity or Nevada Business Identification Number (NVID): NV20201932210

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ____

Jurisdiction of formation: ____

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes) ____
☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

A-1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Number of authorized Common shares, par value $0.0001: 20,000,000 (attach additional page(s) if necessary)
6. Signature: (Required)	X N. Scott Fine — Signature of Officer or Authorized Signer; Chief Executive Officer — Title X ____ — Signature of Officer or Authorized Signer; Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

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Revised: 1/1/2019

A-2

EXHIBIT B

CYCLO THERAPEUTICS, INC.
2021 EQUITY INCENTIVE PLAN

(Effective _____________ __, 2021)

1.            Purpose of Plan.

The purpose of the Cyclo Therapeutics, Inc 2021 Equity Incentive Plan (this “Plan”) is to advance the interests of Cyclo Therapeutics, Inc., a Nevada corporation (the “Company”), and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals that is linked to the growth and profitability of the Company and increases in stockholder value and aligning the interests of such individuals with the interests of its stockholders through opportunities for equity participation in the Company. This Plan has been approved by the Board and shall become effective upon approval by the stockholders of the Company on _________ __, 2021 (the “Effective Date”).

2.           Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.

(a)     “Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.

(b)     “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” will have the meaning given such term under Rule 405 of the Securities Act.

(c)     “Applicable Law” means any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange, national market system or automated quotation system on which the shares of Common Stock are listed, quoted or traded.

(d)     “Award” means, individually or collectively, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Deferred Stock Unit, Performance Award, Non-Employee Director Award, or Other Stock-Based Award, in each case granted to an Eligible Recipient pursuant to this Plan.

(e)     “Award Agreement” means either: (a) a written or electronic (as provided in Section 22.7) agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic (as provided in Section 22.7) statement issued by the Company to a Participant describing the terms and provisions of such an Award, including any amendment or modification thereof.

(f)     “Board” means the Board of Directors of the Company.

(g)     “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock to pay all or a portion of the exercise price of the Option or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or its nominee.

(h)     “Cause” means, unless otherwise provided in an Award Agreement, (a) “Cause” as defined in any employment, consulting, severance or similar agreement between the Participant and the Company or one of its Subsidiaries or Affiliates (an “Individual Agreement”), or (b) if there is no such Individual Agreement or if it does not define Cause: (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary; (ii) any unlawful or criminal activity of a serious nature; (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties; (iv) any material breach by a Participant of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary; or (v) before a Change in Control, such other events as will be determined by the Committee. Before a Change in Control, the Committee will, unless otherwise provided in an Individual Agreement, have the sole discretion to determine whether “Cause” exists with respect to subclauses (i), (ii), (iii), (iv) or (v) above, and its determination will be final.

(i)     “Change in Control” means, unless otherwise provided in an Award Agreement or any Individual Agreement, and except as provided in Section 18, an event described in Section 15.1 of this Plan.

(j)     “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.

(k)    “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee comprised solely of directors designated by the Board to administer this Plan who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and (b) “independent directors” within the meaning of the rules of The Nasdaq Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted). The members of the Committee will be appointed from time to time by and will serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under this Plan that would otherwise be the responsibility of the Committee, except as otherwise provided in this Plan. Any action duly taken by the Committee will be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements of membership provided herein.

(l)     “Common Stock” means the common stock of the Company, par value $0.0001 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.4 of this Plan.

(m)    “Company” means Cyclo Therapeutics, Inc., a Nevada corporation, and any successor thereto as provided in Section 22.5 of this Plan.

(n)     “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

(o)     “Deferred Stock Unit” means a right granted to an Eligible Recipient pursuant to Section 8 of this Plan to receive shares of Common Stock (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

(p)    “Director” means a member of the Board.

(q)    “Disability” means, unless otherwise provided in an Award Agreement, with respect to a Participant who is a party to an Individual Agreement, which agreement contains a definition of “disability” or “permanent disability” (or words of like import) for purposes of termination of employment thereunder by the Company, “disability” or “permanent disability” as defined in the most recent of such agreements; or in all other cases, means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

(r)    “Dividend Equivalents” has the meaning set forth in Section 3.2(l) of this Plan.

(s)    “Effective Date” means ________ __, 2021 or such later date as this Plan is initially approved by the Company’s stockholders.

(t)    “Eligible Recipients” means all Employees, all Non-Employee Directors and all Consultants.

(u)    “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(v)    “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.

(w)    “Fair Market Value” means, with respect to the Common Stock, as of any date: (a) the closing sale price of the Common Stock as of such date at the end of the regular trading session, as reported by The Nasdaq Stock Market or any national securities exchange on which the Common Stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade); (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, the closing sale price as of such date at the end of the regular trading session, as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion, and consistent with the definition of “fair market value” under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

(x)     “Grant Date” means the date an Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.

(y)     “Incentive Stock Option” means a right to purchase Common Stock granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code.

(z)     “Individual Agreement” has the meaning set forth in Section 2.8 of this Plan.

(aa)   “Non-Employee Director” means a Director who is not an Employee.

(bb)   “Non-Employee Director Award” means any Award granted, whether singly, in combination, or in tandem, to an Eligible Recipient who is a Non-Employee Director, pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan, including any Non-Employee Director Option.

(cc)   “Non-Employee Director Option” means a Non-Statutory Stock Option granted to a Non-Employee Director pursuant to Section 10 of this Plan.

(dd)   “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.

(ee)   “Option” means an Incentive Stock Option or a Non-Statutory Stock Option, including a Non-Employee Director Option.

(ff)    “Other Stock-Based Award” means an Award, denominated in Shares, not otherwise described by the terms of this Plan, granted pursuant to Section 11 of this Plan.

(gg)   “Participant” means an Eligible Recipient who receives one or more Awards under this Plan.

(hh)   “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Goals during a specified Performance Period or the achievement of other objectives during a specified period.

(ii)    “Performance Goals” mean with respect to any applicable Award, one or more targets, goals or levels of attainment required to be achieved during the specified Performance Period, as set forth in the related Award Agreement.

(jj)    “Performance Period” means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Award.

(kk)   “Period of Restriction” means the period when a Restricted Stock Award or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Section 8 of this Plan.

(ll)    “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

(mm)  “Plan” means the Cyclo Therapeutics, Inc. 2021 Equity Incentive Plan, as it may be amended from time to time.

(nn)    “Plan Year” means the Company’s fiscal year.

(oo)    “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Award.

(pp)    “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

(qq)    “Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.

(rr)    “Retirement,” means, unless otherwise defined in the Award Agreement or in an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, “Retirement” as defined from time to time for purposes of this Plan by the Committee or by the Company’s chief human resources officer or other person performing that function or, if not so defined, means voluntary termination of employment or service by the Participant on or after the date the Participant reaches age fifty-five (55) with the present intention to leave the Company’s industry or to leave the general workforce.

(ss)    “Securities Act” means the Securities Act of 1933, as amended. Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.

(tt)    “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive a payment from the Company upon exercise, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the grant price of such shares under the terms of such Stock Appreciation Right.

(uu)    “Stock-Based Award” means any Award, denominated in Shares, made pursuant to this Plan, including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards or Other Stock-Based Awards.

(vv)    “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

(ww)   “Tax Date” means the date any withholding or employment related tax obligation arises under the Code or any Applicable Law for a Participant with respect to an Award.

(xx)    “Tax Laws” has the meaning set forth in Section 22.8 of this Plan.

3.           Plan Administration.

(a)      The Committee. The Plan will be administered by the Committee. The Committee will act by majority approval of the members at a meeting or by unanimous written consent, and a majority of the members of the Committee will constitute a quorum. The Committee may exercise its duties, power and authority under this Plan in its sole discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under this Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Award granted under this Plan.

(b)      Authority of the Committee. In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:

(i)    To designate the Eligible Recipients to be selected as Participants;

(ii)    To determine the nature, extent and terms of the Awards to be made to each Participant, including the amount of cash or number of shares of Common Stock to be subject to each Award, any exercise price or grant price, the manner in which Awards will vest, become exercisable, settled or paid out and whether Awards will be granted in tandem with other Awards, and the form of Award Agreement, if any, evidencing such Award;

(iii)    To determine the time or times when Awards will be granted;

(iv)    To determine the duration of each Award;

(v)    To determine the terms, restrictions and other conditions to which the grant of an Award or the payment or vesting of Awards may be subject;

(vi)    To construe and interpret this Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Award Agreement, in a manner and to the extent it will deem necessary or expedient to make this Plan fully effective;

(vii)    To determine Fair Market Value in accordance with Section 2.23 of this Plan;

(viii)    To amend this Plan or any Award Agreement, as provided in this Plan;

(ix)    To adopt subplans or special provisions applicable to Awards regulated by the laws of a jurisdiction other than, and outside of, the United States, which except as otherwise provided in this Plan, such subplans or special provisions may take precedence over other provisions of this Plan;

(x)    To authorize any person to execute on behalf of the Company any Award Agreement or any other instrument required to effect the grant of an Award previously granted by the Committee;

(xi)    To determine whether Awards will be settled in shares of Common Stock, cash or in any combination thereof;

(xii)    To determine whether Awards will be adjusted for dividend equivalents, with “Dividend Equivalents” meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant, subject to Section 12 of this Plan and any other provision of this Plan, and which Dividend Equivalents may be subject to the same conditions and restrictions as the Awards to which they attach and may be settled in the form of cash, shares of Common Stock, or in any combination of both; and

(xiii)    To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, stock ownership guidelines, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company’s stockholders.

(c)      Delegation. To the extent permitted by Applicable Law, the Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more directors of the Company or one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Eligible Recipients to be recipients of Awards pursuant to this Plan; and (b) determine the size of any such Awards; provided, however, that (x) the Committee will not delegate such responsibilities to any such director(s) or officer(s) for any Awards granted to an Eligible Recipient: (i) who is a Non-Employee Director or who is subject to the reporting and liability provisions of Section 16 under the Exchange Act, or (ii) to whom authority to grant or amend Awards has been delegated hereunder; provided, further; that any delegation of administrative authority will only be permitted to the extent it is permissible under Applicable Law; (y) the resolution providing such authorization will set forth the type of Awards and total number of each type of Awards such director(s) or officer(s) may grant; and (z) such director(s) or officer(s) will report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. At all times, the delagatee appointed under this Section 3.3 will serve in such capacity at the pleasure of the Committee.

(d)      No Re-pricing. Notwithstanding any other provision of this Plan other than Section 4.5 of this Plan, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (a) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price or grant price; (b) canceling the underwater Option or Stock Appreciation Right in exchange for (i) cash; (ii) replacement Options or Stock Appreciation Rights having a lower exercise price or grant price; or (iii) other Awards; or (c) repurchasing the underwater Options or Stock Appreciation Rights and granting new Awards under this Plan. For purposes of this Section 3.4, an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or grant price of the Stock Appreciation Right.

(e)      Participants Based Outside of the United States. In addition to the authority of the Committee under Section 3.2(i) and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee will have no authority, however, to take action pursuant to this Section 3.5: (a) to reserve shares of Common Stock or grant Awards in excess of the limitations provided in Section 4.1 of this Plan; (b) to effect any re-pricing in violation of Section 3.4 of this Plan; (c) to grant Options or Stock Appreciation Rights having an exercise price or grant price less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.3 or Section 7.3 of this Plan; or (d) for which stockholder approval would then be required pursuant to Section 19.2 of this Plan.

4.           Shares Available for Issuance.

(a)      Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.4 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be 3,000,000 shares.

(b)      Limits on Incentive Stock Options and Non-Employee Director Compensation. Notwithstanding any other provisions of this Plan to the contrary and subject to adjustment as provided in Section 4.4 of this Plan,

(i)    the maximum aggregate number of shares of Common Stock that will be available for issuance pursuant to Incentive Stock Options under this Plan is exceed 3,000,000 shares; and

(ii)    the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a Non-Employee Director as compensation for services as a Non-Employee Director during any fiscal year of the Company may not exceed $400,000 (increased to $600,000 with respect to any Non-Employee Director serving as Chairman of the Board or Lead Independent Director or in the fiscal year of a non-employee Director's initial service as a Non-Employee Director) (with any compensation that is deferred counting towards this limit for the year in which the compensation is first earned, and not a later year of settlement).

(c)      Accounting for Awards. Shares of Common Stock that are issued under this Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that the full number of shares of Common Stock subject to a stock-settled Stock Appreciation Right or other Stock-Based Award will be counted against the shares authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right or other Stock-Based Award. Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Awards issued under this Plan, any shares of Common Stock withheld to pay the exercise price or grant price of Awards under this Plan and any shares of Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.5 or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.7 will be counted against the shares of Common Stock authorized for issuance under this Plan and will not be available again for grant under this Plan. Shares of Common Stock subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award will not increase the number of shares of Common Stock available for future grant of Awards. Any shares of Common Stock related to Awards granted under this Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock, will be available again for grant under this Plan. To the extent permitted by Applicable Law, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a Subsidiary pursuant to Section 20 of this Plan or otherwise will not be counted against shares of Common Stock available for issuance pursuant to this Plan. The shares of Common Stock available for issuance under this Plan may be authorized and unissued shares or treasury shares.

(d)      Adjustments to Shares and Awards.

(i)    In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or any other similar change in the corporate structure or shares of Common Stock the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment or substitutions (which determination will be conclusive) as to: (i) the number and kind of securities or other property (including cash) available for issuance or payment under this Plan, including the sub-limits set forth in Section 4.2 of this Plan, and (ii) in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Awards and the exercise price of outstanding Awards; provided, however, that this Section 4.4 will not limit the authority of the Committee to take action pursuant to Section 15 of this Plan in the event of a Change in Control. The determination of the Committee as to the foregoing adjustments and/or substitutions, if any, will be final, conclusive and binding on Participants under this Plan.

(ii)    Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder, the limits in Section 4.2 of this Plan, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 422, 424 and 409A of the Code, as and where applicable.

5.           Participation.

Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of the objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Awards, singly or in combination or in tandem with other Awards, as may be determined by the Committee in its sole discretion. Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Award Agreement with the Participant.

6.          Options.

(a)      Grant. An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Incentive Stock Options may be granted solely to eligible Employees of the Company or a Subsidiary. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

(b)      Award Agreement. Each Option grant will be evidenced by an Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan. The Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.

(c)      Exercise Price. The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date (one hundred and ten percent (110%) of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

(d)      Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (a) the achievement of one or more of the Performance Goals; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five (5) years from the Grant Date in the case of an Incentive Stock Option that is granted to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

(e)      Payment of Exercise Price.

(i)    The total purchase price of the shares of Common Stock to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares; (iii) a “net exercise” of the Option (as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion. Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(ii)    In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 14 of this Plan.

(iii)    For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.

(f)      Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of this Plan.

7.           Stock Appreciation Rights.

(a)      Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

(b)      Award Agreement. Each Stock Appreciation Right will be evidenced by an Award Agreement that will specify the grant price of the Stock Appreciation Right, the term of the Stock Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

(c)      Grant Price. The grant price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date.

(d)      Exercisability and Duration. A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its Grant Date. Notwithstanding the foregoing, if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.

(e)      Manner of Exercise. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6 of this Plan, subject to any other terms and conditions consistent with the other provisions of this Plan as may be determined by the Committee in its sole discretion.

(f)      Settlement. Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)    The excess of the Fair Market Value of a share of Common Stock on the date of exercise over the per share grant price; by

(ii)    The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

(g)      Form of Payment. Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 of this Plan will be made in accordance with the terms of the applicable Award Agreement, in cash, shares of Common Stock or a combination thereof, as the Committee determines.

8.           Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units.

(a)      Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards, Restricted Stock Units or Deferred Stock Units under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units. Restricted Stock Units and Deferred Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Award Agreement.

(b)      Award Agreement. Each Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit grant will be evidenced by an Award Agreement that will specify the type of Award, the period(s) of restriction, the number of shares of restricted Common Stock, or the number of Restricted Stock Units or Deferred Stock Units granted, and such other provisions as the Committee will determine that are not inconsistent with the terms of this Plan.

(c)      Conditions and Restrictions. Subject to the terms and conditions of this Plan, the Committee will impose such conditions or restrictions on a Restricted Stock Award, Restricted Stock Units or Deferred Stock Units granted pursuant to this Plan as it may deem advisable including a requirement that Participants pay a stipulated purchase price for each share of Common Stock underlying a Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit, restrictions based upon the achievement of specific Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals, time-based restrictions, restrictions under Applicable Laws or holding requirements or sale restrictions placed on the shares of Common Stock by the Company upon vesting of such Restricted Stock Award, Restricted Stock Units or Deferred Stock Units.

(d)      Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will be granted the right to exercise full voting rights with respect to the shares of Common Stock underlying such Restricted Stock Award during the Period of Restriction. A Participant will have no voting rights with respect to any Restricted Stock Units or Deferred Stock Units granted hereunder.

(e)      Dividend Rights.

(i)    Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will have the same dividend rights as the Company’s other stockholders. Notwithstanding the foregoing any such dividends as to a Restricted Stock Award that is subject to vesting requirements will be subject to forfeiture and termination to the same extent as the Restricted Stock Award to which such dividends relate and the Award Agreement may require that any cash dividends be reinvested in additional shares of Common Stock subject to the Restricted Stock Award and subject to the same conditions and restrictions as the Restricted Stock Award with respect to which the dividends were paid. In no event will dividends with respect to Restricted Stock Awards that are subject to vesting be paid or distributed until the vesting provisions of such Restricted Stock Award lapse.

(ii)    Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, prior to settlement or forfeiture, any Restricted Stock Units or Deferred Stock Unit awarded under this Plan may, at the Committee’s discretion, carry with it a right to Dividend Equivalents. Such right entitles the Participant to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Restricted Stock Unit or Deferred Stock Unit is outstanding. Dividend Equivalents may be converted into additional Restricted Stock Units or Deferred Stock Units and may (and will, to the extent required below) be made subject to the same conditions and restrictions as the Restricted Stock Units or Deferred Stock Units to which they attach. Settlement of Dividend Equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both. Dividend Equivalents as to Restricted Stock Units or Deferred Stock Units will be subject to forfeiture and termination to the same extent as the corresponding Restricted Stock Units or Deferred Stock Units as to which the Dividend Equivalents relate. In no event will Participants holding Restricted Stock Units or Deferred Stock Units be entitled to receive any Dividend Equivalents on such Restricted Stock Units or Deferred Stock Units until the vesting provisions of such Restricted Stock Units or Deferred Stock Units lapse.

(f)      Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in an uncertificated book entry stock account with the Company’s transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

(g)     Lapse of Restrictions; Settlement. Except as otherwise provided in this Plan, including without limitation this Section 8 and 16.4 of this Plan, shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations). Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.

(h)      Section 83(b) Election for Restricted Stock Award. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in the Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the award under Section 83(b) of the Code.

9.           Performance Awards.

(a)      Grant. An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more Performance Goals.

(b)      Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify the amount of cash, shares of Common Stock, other Awards, or combination of both to be received by the Participant upon payout of the Performance Award, any Performance Goals upon which the Performance Award is subject, any Performance Period during which any Performance Goals must be achieved and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.

(c)      Vesting. Subject to the terms of this Plan, the Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Performance Awards as it deems appropriate, including the achievement of one or more of the Performance Goals.

(d)      Earning of Performance Award Payment. Subject to the terms of this Plan and the Award Agreement, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payout on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved and such other restrictions or conditions imposed on the vesting and payout of the Performance Awards has been satisfied.

(e)      Form and Timing of Performance Award Payment. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash, in shares of Common Stock or other Awards (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period. Payment of any Performance Award will be made as soon as practicable after the Committee has determined the extent to which the applicable Performance Goals have been achieved and not later than the fifteenth (15th) day of the third (3rd) month immediately following the later of the end of the Company’s fiscal year in which the Performance Period ends and any additional vesting restrictions are satisfied or the end of the calendar year in which the Performance Period ends and any additional vesting restrictions are satisfied, except to the extent that a Participant has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement. The determination of the Committee with respect to the form and time of payment of Performance Awards will be set forth in the Award Agreement pertaining to the grant of the Performance Award. Any shares of Common Stock or other Awards issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

(f)      Evaluation of Performance. The Committee may provide in any such Award Agreement including Performance Goals that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) items related to a change in accounting principles; (b) items relating to financing activities; (c) expenses for restructuring or productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments; (l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company’s core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; (s) foreign exchange gains and losses; or (t) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

(g)      Adjustment of Performance Goals, Performance Periods or other Vesting Criteria. The Committee may amend or modify the vesting criteria (including any Performance Goals or Performance Periods) of any outstanding Awards based in whole or in part on the financial performance of the Company (or any Subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Sections 9.6 or 4.4(a) of this Plan) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under this Plan.

(h)      Dividend Rights. Participants holding Performance Awards granted under this Plan will not receive any cash dividends or Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to such Performance Awards during the period between the date that such Performance Awards are granted and the date such Performance Awards are settled.

10.         Non-Employee Director Awards.

(a)      Automatic and Non-Discretionary Awards to Non-Employee Directors. Subject to such terms and conditions, consistent with the other provisions of this Plan, the Committee at any time and from time to time may approve resolutions providing for the automatic grant to Non-Employee Directors of Non-Employee Director Awards granted under this Plan and may grant to Non-Employee Directors such discretionary Non-Employee Director Awards on such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, and set forth in an applicable Award Agreement.

(b)    Deferral of Award Payment; Election to Receive Award in Lieu of Retainers. The Committee may permit Non-Employee Directors the opportunity to defer the payment of an Award pursuant to such terms and conditions as the Committee may prescribe from time to time. In addition, the Committee may permit Non-Employee Directors to elect to receive, pursuant to the procedures established by the Board or a committee of the Board, all or any portion of their annual retainers, meeting fees, or other fees in Restricted Stock, Restricted Stock Units, Deferred Stock Units or other Stock-Based Awards as contemplated by this Plan in lieu of cash.

11.         Other Stock-Based Awards.

(a)     Other Stock-Based Awards. Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee may grant Other Stock-Based Awards to Eligible Recipients not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such Awards may involve the transfer of actual shares of Common Stock to Participants, including, without limitation, as a bonus or in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

(b)     Value of Other Stock-Based Awards. Each Other Stock-Based Award will be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee. The Committee may establish Performance Goals in its discretion for any Other Stock-Based Award. If the Committee exercises its discretion to establish Performance Goals for any such Awards, the number or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.

(c)     Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award will be made in accordance with the terms of the Award, in cash or shares of Common Stock for any Other Stock-Based Award, as the Committee determines, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Other Stock-Based Award under a Company deferred compensation plan or arrangement.

12.         Dividend Equivalents.

Subject to the provisions of this Plan and any Award Agreement, any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to any Award (including any Award that has been deferred), to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, settles, is paid or expires, as determined by the Committee. Such Dividend Equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee and the Committee may provide that such amounts (if any) will be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right or unvested Performance Awards; and further, no dividend or Dividend Equivalents will be paid out with respect to any unvested Awards.

13.         Effect of Termination of Employment or Other Service.

(a)      Termination Due to Cause. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4 and 13.5 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for Cause:

(i)    All outstanding Options and Stock Appreciation Rights held by the Participant as of the effective date of such termination will be immediately terminated and forfeited;

(ii)    All outstanding but unvested Restricted Stock Awards, Restricted Stock Units, Performance Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; and

(iii)    All other outstanding Awards to the extent not vested will be immediately terminated and forfeited.

(b)     Termination Due to Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or the terms of an Individual Agreement or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:

(i)    All outstanding Options (excluding Non-Employee Director Options in the case of Retirement) and Stock Appreciation Rights held by the Participant as of the effective date of such termination or Retirement will, to the extent exercisable as of the date of such termination or Retirement, remain exercisable for a period of one (1) year after the date of such termination or Retirement (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of the date of such termination or Retirement will be terminated and forfeited;

(ii)    All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; and

(iii)    All outstanding unvested Restricted Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause shares of Common Stock to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period. The Committee will consider the provisions of Section 13.5 of this Plan and will have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such shares of Common Stock or other payment, including whether the Participant again becomes employed.

(c)      Termination for Reasons Other than Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than for Cause or death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:

(i)    All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will, to the extent exercisable as of such termination, remain exercisable for a period of three (3) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of such termination will be terminated and forfeited. If the Participant dies within the three (3) month period referred to in the preceding sentence, the Option or Stock Appreciation Right may be exercised by those entitled to do so under the Participant’s will or by the laws of descent and distribution within a period of one (1) year following the Participant’s death (but in no event after the expiration date of any such Option or Stock Appreciation Right).

(ii)    All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination will be terminated and forfeited;

(iii)   All outstanding unvested Restricted Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated by the Company without Cause prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause Shares to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period.

(d)      Modification of Rights upon Termination. Notwithstanding the other provisions of this Section 13, upon a Participant’s termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination) cause Options or Stock Appreciation Rights (or any part thereof) held by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Non-Employee Director Awards, and Other Stock-Based Awards held by such Participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) no Option or Stock Appreciation Right may remain exercisable beyond its expiration date; and (b) any such action by the Committee adversely affecting any outstanding Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Section 4.4, 13.5, 15 or 19 of this Plan).

(e)      Additional Forfeiture Events.

(i)    Effect of Actions Constituting Cause or Adverse Action. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Plan, including this Section 13.5, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or within one (1) year after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (i) all rights of the Participant under this Plan and any Award Agreements evidencing an Award then held by the Participant will terminate and be forfeited without notice of any kind, and (ii) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares of Common Stock subject to any Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of share certificates upon the vesting of any Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an applicable Award Agreement, this Section 13.5(a) will not apply to any Participant following a Change in Control.

(ii)    Forfeiture or Clawback of Awards Under Applicable Law and Company Policy. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any Award received by such individual under this Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. The Company also may seek to recover any Award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by Applicable Law or under the requirements of any stock exchange or market upon which the shares of Common Stock are then listed or traded. In addition, all Awards under this Plan will be subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award Agreement.

14.          Payment of Withholding Taxes.

(a)    General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all amounts the Company reasonably determines are necessary to satisfy any and all federal, foreign, state and local withholding and employment related tax requirements attributable to an Award, including the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Award. When withholding shares of Common Stock for taxes is effected under this Plan, it will be withheld only up to an amount based on the maximum statutory tax rates in the Participant’s applicable tax jurisdiction or such other rate that will not trigger a negative accounting impact on the Company.

(b)     Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment related tax obligation described in Section 14.1 of this Plan by withholding shares of Common Stock underlying an Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

15.         Change in Control.

(a)      Definition of Change in Control. Unless otherwise provided in an Award Agreement or Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, a “Change in Control” will mean the occurrence of any of the following:

(i)    The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Company or its Subsidiaries, or any entity with respect to which, following such acquisition, more than fifty percent (50%) of, respectively, the then outstanding equity of such entity and the combined voting power of the then outstanding voting equity of such entity entitled to vote generally in the election of all or substantially all of the members of such entity's governing body is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

(ii)    The consummation of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; or

(iii)    a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

(b)      Effect of Change in Control. Subject to the terms of the applicable Award Agreement or an Individual Agreement, in the event of a Change in Control, the Committee (as constituted prior to such Change in Control) may, in its discretion:

(a)      require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as shall be determined by the Board in accordance with Section 4.4;

(b)     provide that (i) some or all outstanding Options shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the restrictions or vesting applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Units shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding Awards shall lapse in full or in part, and/or (iv) the Performance Goals applicable to some or all outstanding Awards shall be deemed to be satisfied at the target or any other level; and/or

(c)     require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount determined pursuant to Section 15.3 below; (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

(c)      Alternative Treatment of Incentive Awards. In connection with a Change in Control, the Committee in its sole discretion, either in an Award Agreement at the time of grant of an Award or at any time after the grant of such an Award, in lieu of providing a substitute award to a Participant pursuant to Section 15.2(a), may determine that any or all outstanding Awards granted under the Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award will receive for each share of Common Stock subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Company in respect of a share of Common Stock in connection with such Change in Control and the purchase price per share, if any, under the Award, multiplied by the number of shares of Common Stock subject to such Award (or in which such Award is denominated); provided, however, that if such product is zero ($0) or less or to the extent that the Award is not then exercisable, the Award may be canceled and terminated without payment therefor. If any portion of the consideration pursuant to a Change in Control may be received by holders of shares of Common Stock on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Notwithstanding the foregoing, any shares of Common Stock issued pursuant to an Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to the Plan or an Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding shares of Common Stock and receive the same consideration as other outstanding shares of Common Stock in connection with the Change in Control.

(d)      Limitation on Change in Control Payments. Notwithstanding anything in this Section 15 to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Award or the payment of cash in exchange for all or part of a Stock-Based Award (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 15.2 or Section 15.3 of this Plan will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided, further that such payments will be reduced (or acceleration of vesting eliminated) by first eliminating vesting of Options with an exercise price above the then Fair Market Value of a share of Common Stock that have a positive value for purposes of Section 280G of the Code, followed by reducing or eliminating payments or benefits pro rata among Awards that are deferred compensation subject to Section 409A of the Code, and, if a further reduction is necessary, by reducing or eliminating payments or benefits pro rata among Awards that are not subject to Section 409A of the Code. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Section 280G or 4999 of the Code, then this Section 15.4 will not apply and any “payments” to a Participant pursuant to Section 15 of this Plan will be treated as “payments” arising under such separate agreement; provided, however, such separate agreement may not modify the time or form of payment under any Award that constitutes deferred compensation subject to Section 409A of the Code if the modification would cause such Award to become subject to the adverse tax consequences specified in Section 409A of the Code.

(e)      Exceptions. Notwithstanding anything in this Section 15 to the contrary, individual Award Agreements or Individual Agreements between a Participant and the Company or one of its Subsidiaries or Affiliates may contain provisions with respect to vesting, payment or treatment of Awards upon the occurrence of a Change in Control, and the terms of any such Award Agreement or Individual Agreement will govern to the extent of any inconsistency with the terms of this Section 15. The Committee will not be obligated to treat all Awards subject to this Section 15 in the same manner. The timing of any payment under this Section 15 may be governed by any election to defer receipt of a payment made under a Company deferred compensation plan or arrangement.

16.         Rights of Eligible Recipients and Participants; Transferability.

(a)      Employment. Nothing in this Plan or an Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.

(b)      No Rights to Awards. No Participant or Eligible Recipient will have any claim to be granted any Award under this Plan.

(c)      Rights as a Stockholder. Except as otherwise provided in the Award Agreement, a Participant will have no rights as a stockholder with respect to shares of Common Stock covered by any Stock-Based Award unless and until the Participant becomes the holder of record of such shares of Common Stock and then subject to any restrictions or limitations as provided herein or in the Award Agreement.

(d)      Restrictions on Transfer.

(i)    Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, issuance or settlement of such Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(ii)    A Participant will be entitled to designate a beneficiary to receive an Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

(iii)    Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including execution or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

(iv)    The Committee may impose such restrictions on any shares of Common Stock acquired by a Participant under this Plan as it may deem advisable, including minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Common Stock is then listed or traded, or under any blue sky or state securities laws applicable to such shares or the Company’s insider trading policy.

(e)      Non-Exclusivity of this Plan. Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

17.         Securities Law and Other Restrictions.

Notwithstanding any other provision of this Plan or any Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

18.         Deferred Compensation; Compliance with Section 409A.

It is intended that all Awards issued under this Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Code Section 409A: (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a Separation from Service; (b) if any amount is payable under such Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Code Section 409A; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” as such terms are defined for purposes of Code Section 409A, (d) if any amount becomes payable under such Award on account of a Participant’s Separation from Service at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment will be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the date of the Participant’s Separation from Service or (ii) the Participant’s death, and (e) no amendment to or payment under such Award will be made except and only to the extent permitted under Code Section 409A.

19.         Amendment, Modification and Termination.

(a)     Generally. Subject to other subsections of this Section 19 and Sections 3.4 of this Plan, the Board at any time may suspend or terminate this Plan (or any portion thereof) or terminate any outstanding Award Agreement and the Committee, at any time and from time to time, may amend this Plan or amend or modify the terms of an outstanding Award. The Committee’s power and authority to amend or modify the terms of an outstanding Award includes the authority to modify the number of shares of Common Stock or other terms and conditions of an Award, extend the term of an Award, accept the surrender of any outstanding Award or, to the extent not previously exercised or vested, authorize the grant of new Awards in substitution for surrendered Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

(b)    Stockholder Approval. No amendments to this Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Stock is then traded, applicable state corporate laws or regulations, applicable federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under this Plan; or (b) such amendment would: (i) modify Section 3.4 of this Plan; (ii) materially increase benefits accruing to Participants; (iii) increase the aggregate number of shares of Common Stock issued or issuable under this Plan; (iv) increase any limitation set forth in this Plan on the number of shares of Common Stock which may be issued or the aggregate value of Awards which may be made, in respect of any type of Award to any single Participant during any specified period; (v) modify the eligibility requirements for Participants in this Plan; or (vi) reduce the minimum exercise price or grant price as set forth in Sections 6.3 and 7.3 of this Plan.

(c)    Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, suspension or amendment of this Plan may adversely affect any outstanding Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 4.4, 9.7, 13, 15, 18 or 19.4 of this Plan.

(d)    Amendments to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 19.4 to any Award granted under this Plan without further consideration or action.

20.          Substituted Awards.

The Committee may grant Awards under this Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

21.          Effective Date and Duration of this Plan.

This Plan is effective as of the Effective Date. This Plan will terminate at midnight on the day before the ten (10) year anniversary of the Effective Date, and may be terminated prior to such time by Board action. No Award will be granted after termination of this Plan, but Awards outstanding upon termination of this Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

22.          Miscellaneous.

(a)    Usage. In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.

(b)    Relationship to Other Benefits. Neither Awards made under this Plan nor shares of Common Stock or cash paid pursuant to such Awards under this Plan will be included as “compensation” for purposes of computing the benefits payable to any Participant under any pension, retirement (qualified or non-qualified), savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

(c)    Fractional Shares. No fractional shares of Common Stock will be issued or delivered under this Plan or any Award. The Committee will determine whether cash, other Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.

(d)    Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which will be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Nevada, notwithstanding the conflicts of laws principles of any jurisdictions.

(e)    Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

(f)    Construction. Wherever possible, each provision of this Plan and any Award Agreement will be interpreted so that it is valid under the Applicable Law. If any provision of this Plan or any Award Agreement is to any extent invalid under the Applicable Law, that provision will still be effective to the extent it remains valid. The remainder of this Plan and the Award Agreement also will continue to be valid, and the entire Plan and Award Agreement will continue to be valid in other jurisdictions.

(g)    Delivery and Execution of Electronic Documents. To the extent permitted by Applicable Law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

(h)    No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of this Plan to the contrary, the Company and its Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under this Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws.

(i)    Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.

(j)    Indemnification. Subject to any limitations and requirements of Nevada law, each individual who is or will have been a member of the Board, or a Committee appointed by the Board, or an officer or Employee of the Company to whom authority was delegated in accordance with Section 3.3 of this Plan, will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she will give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or pursuant to any agreement with the Company, or any power that the Company may have to indemnify them or hold them harmless.

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CONTROL #

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* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Common Stock

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, "FOR" PROPOSALS 2, 3, 4, 5 AND 6.

(1) Election of Directors:

☐ FOR NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 N. Scott Fine 02 Markus W. Sieger 03 Jeffrey L. Tate 04 Rnadall M. Toig

05 William S. Shanahan 06 F. Patrick Ostronic 07 C.E. Rick Strattan

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Date **Signature** **Signature, if held jointly**

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

* SPECIMEN * AC:ACCT9999 90.00

CYCLO THERAPEUTICS, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JUNE 24, 2021

CYCLO THERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints N. Scott Fine and Jeffrey L. Tate and each of them, with full power of substitution, as proxy to represent and vote all shares of common stock, par value $0.0001 per share, of CYCLO THERAPEUTICS, INC. (the "Company," "we," "our," and "us") beginning on June 24, 2021 in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or the "Board") to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 24, 2021 at 10:00 A.M. (Eastern Standard Time) and at any postponement of adjournment thereof. The Annual Meeting will be held at 6714 NW 16th Street, Suite B, Gainesville, Florida 32653.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted **FOR** all director nominees, **FOR** the approval of an amendment to our Articles of Incorporation increasing the number of our authorized shares of Common Stock, **FOR** the approval of the Company's 2021 Equity Incentive Plan, **FOR** the approval, on a nonbinding advisory basis, of the compensation of our named executive officers, **FOR** the approval, on a nonbinding advisory basis, of "every year" as the preferred frequency of holding an advisory vote on executive compensation, **FOR** the ratification of the appointment of WithumSmith+Brown, PC., as our independent registered public accountants for the fiscal year ending December 31, 2021, and in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Annual Meeting of Stockholders on June 24, 2021 at 10:00 a.m. (EDT). ☐

Electronic Delivery of Future Proxy Materials: If you would like to reduce the costs incurred by Cyclo Therapeutics, Inc., in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future years. ☐

Email Address: ______________________________

(Continued and to be signed on Reverse Side)

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